SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 7, 2005
                                                        ------------------

                        Rush Financial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

            Texas                       000-24057                 78-1847108
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
 of Incorporation)                                           Identification No.)

              13355 Noel Road, Suite 300, Dallas, TX      75240
             -----------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)


        Registrant's telephone number, including area code: 972-450-6000



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                        RUSH FINANCIAL TECHNOLOGIES, INC.

                                TABLE OF CONTENTS



                                                                            Page

Item 7.01.  Regulation FD Disclosure.......................................   3

Item 9.01.  Financial Statements and Exhibits

            (c) Exhibits...................................................   3

Signature..................................................................   4

Exhibit Index..............................................................   5










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


ITEM 7.01.  Regulation FD Disclosure.

         On September 7, 2005, Rush Financial Technologies, Inc. issued a news release that is attached hereto as Exhibit 99.1. In the news release, the Company announced that its subsidiary, RushTrade Securities, Inc., had hired Gary Mednick to head its New York office.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed" with, the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

                  99.1     News Release dated September 7, 2005.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RUSH FINANCIAL TECHNOLOGIES, INC.
                                    (Registrant)

Date:  September 7, 2005            By: /s/ Dewey M. Moore, Jr.
                                       -------------------------------
                                       Dewey M. Moore, Jr.
                                       Chief Executive Officer













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                                  EXHIBIT INDEX

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  Exhibit #                       Description                           Page #
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   99.1 (a)     News Release dated September 7, 2005                       6
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(a)  filed herewith











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